                                                                    EXHIBIT 99.1




                                     COLLATERAL TERM SHEET

BAMS 1997-3                                           MORGAN STANLEY DEAN WITTER
CALIFORNIA                                                           852 RECORDS
                                                             BALANCE:276,949,109

                                                                    % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Current Balance                 Loans         Balance              Balance
                                 ---       --------------       --------------
200,001 - 250,000                180        42,920,173.56                15.50
250,001 - 300,000                282        77,554,856.71                28.00
300,001 - 350,000                153        49,542,437.73                17.89
350,001 - 400,000                 84        31,606,618.60                11.41
400,001 - 450,000                 57        24,332,137.73                 8.79
450,001 - 500,000                 45        21,501,069.90                 7.76
500,001 - 550,000                 18         9,517,454.87                 3.44
550,001 - 600,000                 17         9,746,871.70                 3.52
600,001 - 650,000                 16        10,227,488.62                 3.69
                                 ---       --------------       --------------
Total:                           852       276,949,109.42               100.00
                                 ---       --------------       --------------

Min:   217,689.78
Max:   649,552.68
Average:   325,057.64


                                                                   % by
                              Number of       Current             Current
                              Mortgage       Principal           Principal
Current Coupon                  Loans         Balance             Balance
                                 ---       --------------      --------------
6.501 - 7.000                      2           635,023.85                0.23
7.001 - 7.500                    200        67,463,229.21               24.36
7.501 - 8.000                    555       181,080,599.89               65.38
8.001 - 8.500                     93        27,302,279.50                9.86
8.501 - 9.000                      2           467,976.97                0.17
                                 ---       --------------      --------------
Total:                           852       276,949,109.42              100.00
                                 ---       --------------      --------------

Min:   6.88
Max:   8.63
WAC:   7.75

                                                                    % by
                              Number of       Current              Current
Original                      Mortgage       Principal            Principal
Loan-to-Value Ratio (%)         Loans         Balance              Balance
                                 ---       --------------       --------------
20.001 - 25.000                    1           300,000.00                 0.11
25.001 - 30.000                    1           249,645.94                 0.09
30.001 - 35.000                    5         1,997,241.34                 0.72
35.001 - 40.000                   11         3,191,140.16                 1.15
40.001 - 45.000                   11         3,219,012.91                 1.16
45.001 - 50.000                   15         5,304,425.37                 1.92
50.001 - 55.000                   19         6,614,899.64                 2.39
55.001 - 60.000                   37        11,239,835.81                 4.06
60.001 - 65.000                   56        18,331,061.91                 6.62
65.001 - 70.000                   74        25,456,009.53                 9.19
70.001 - 75.000                  145        48,942,761.64                17.67
75.001 - 80.000                  358       118,915,964.60                42.94
80.001 - 85.000                   11         3,028,222.23                 1.09
85.001 - 90.000                   86        24,614,123.96                 8.89
90.001 - 95.000                   22         5,544,764.38                 2.00
                                 ---       --------------       --------------
Total:                           852       276,949,109.42               100.00
                                 ---       --------------       --------------

Minimum:   23.08
Maximum:   95.00
Weighted Average by Original Balance: 73.76
Weighted Average by Current Balance: 73.76
% more than 80:   11.983
Count: more than 80 AND No PMI Coverage: 0.00
% more than 80 AND No PMI Coverage:   0.00


                                                                     % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Product Type                    Loans         Balance              Balance
                                 ---       --------------       --------------
Fixed - 30 Year                  851       276,705,553.50                99.91
Fixed - 25 Year                    1           243,555.92                 0.09
                                 ---       --------------       --------------
Total:                           852       276,949,109.42               100.00
                                 ---       --------------       --------------


                                                                      % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Property Type                   Loans         Balance              Balance
                                 ---       --------------       --------------
Single Family Detached           636       205,015,788.87                74.03
Planned Unit Developments        175        59,176,275.67                21.37
Condo                             32         9,565,377.55                 3.45
Two- to four-family units          9         3,191,667.33                 1.15
                                 ---       --------------       --------------
Total:                           852       276,949,109.42               100.00
                                 ---       --------------       --------------


                                                                     % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Loan Purpose                    Loans         Balance              Balance
                                 ---       --------------       --------------
Purchase                         406       132,328,526.34                47.78
Refinance - Rate Term            352       113,675,553.68                41.05
Refinance - Cashout               94        30,945,029.40                11.17
                                 ---       --------------       --------------
Total:                           852       276,949,109.42               100.00
                                 ---       --------------       --------------

--------------------------------------------------------------------------------
The information herein has been provided solely by the underwriter. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by the underwriter. This memorandum is based on or derived from information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

BAMS 1997-3                                           MORGAN STANLEY DEAN WITTER
CALIFORNIA                                                           852 RECORDS
                                                             BALANCE:276,949,109


                                                                    % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Occupancy                       Loans         Balance              Balance
                                 ---       --------------       --------------
Primary                          843       273,952,999.94                98.92
Second Home                        7         2,500,649.81                 0.90
Investment                         2           495,459.67                 0.18
                                 ---       --------------       --------------
Total:                           852       276,949,109.42               100.00
                                 ---       --------------       --------------


                                                                     % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Documentation Level             Loans         Balance              Balance
                                 ---       --------------       --------------
Full Doc -Asset and Income       475       158,976,887.03                57.40
Rapid Processing                 377       117,972,222.39                42.60
                                 ---       --------------       --------------
Total:                           852       276,949,109.42               100.00
                                 ---       --------------       --------------


                                                                    % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Top 10 States                   Loans         Balance              Balance
                                 ---       --------------       --------------
California-Northern              467       150,889,372.64                54.48
California-Southern              385       126,059,736.78                45.52
                                 ---       --------------       --------------
Total:                           852       276,949,109.42               100.00
                                 ---       --------------       --------------


                                                                     % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Top 10 Zipcodes                 Loans         Balance              Balance
                                 ---       --------------       --------------
94539                             14         5,110,109.20                 1.85
94070                             13         4,120,734.42                 1.49
94002                             12         4,039,810.55                 1.46
90266                              8         3,199,639.62                 1.16
94526                             11         3,076,185.33                 1.11
92653                              8         3,013,900.86                 1.09
91302                              7         2,622,290.00                 0.95
92064                              8         2,608,219.20                 0.94
94402                              7         2,557,234.97                 0.92
92672                              7         2,381,344.11                 0.86
Other                            757       244,219,641.16                88.18
                                 ---       --------------       --------------
Total:                           852       276,949,109.42               100.00
                                 ---       --------------       --------------

                                                                    % by
                              Number of       Current              Current
Remaining Term to             Mortgage       Principal            Principal
Stated Maturity                 Loans         Balance              Balance
                                 ---       --------------       --------------
289 - 300                          1           243,555.92                 0.09
301 - 312                         37         9,662,803.64                 3.49
313 - 324                          8         2,134,640.86                 0.77
349 - 360                        806       264,908,109.00                95.65
                                 ---       --------------       --------------
Total:                           852       276,949,109.42               100.00
                                 ---       --------------       --------------

Minimum:   296
Maximum:   360
Weighted Average:   356.3


                                                                     % by
                              Number of       Current              Current
Amortized Remaining           Mortgage       Principal            Principal
Term to Maturity                Loans         Balance              Balance
                                 ---       --------------       --------------
109 - 120                          1           262,041.91                 0.09
253 - 264                          1           311,763.67                 0.11
289 - 300                          1           243,555.92                 0.09
301 - 312                         38         9,997,589.93                 3.61
313 - 324                          7         1,799,854.57                 0.65
325 - 336                          3           851,097.60                 0.31
337 - 348                          4         1,321,780.98                 0.48
349 - 360                        794       261,377,573.58                94.38
361 more than or equal to          3           783,851.26                 0.28
                                 ---       --------------       --------------
Total:                           852       276,949,109.42               100.00
                                 ---       --------------       --------------

Minimum:   108
Maximum:   360
Weighted Average:   355.8

--------------------------------------------------------------------------------
The information herein has been provided solely by the underwriter. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by the underwriter. This memorandum is based on or derived from information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

BAMS 1997-3                                           MORGAN STANLEY DEAN WITTER
N-CALIFORNIA                                                         467 RECORDS
                                                             BALANCE:150,889,373

                                                                     % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Current Balance                 Loans         Balance              Balance
                                 ---       --------------       --------------
200,001 - 250,000                102        24,344,365.27                16.13
250,001 - 300,000                158        43,446,040.72                28.79
300,001 - 350,000                 84        27,276,627.56                18.08
350,001 - 400,000                 39        14,739,739.51                 9.77
400,001 - 450,000                 32        13,594,940.29                 9.01
450,001 - 500,000                 25        11,925,002.00                 7.90
500,001 - 550,000                 12         6,368,115.30                 4.22
550,001 - 600,000                  6         3,425,301.90                 2.27
600,001 - 650,000                  9         5,769,240.09                 3.82
                                 ---       --------------       --------------
Total:                           467       150,889,372.64               100.00
                                 ---       --------------       --------------

Min:    217,689.78
Max:    649,552.68
Average:   323,103.58


                                                                     % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Current Coupon                  Loans         Balance              Balance
                                 ---       --------------       --------------
6.501 -7.000                       2           635,023.85                 0.42
7.001 -7.500                     105        35,425,464.09                23.48
7.501 -8.000                     308        99,622,765.18                66.02
8.001 -8.500                      51        14,968,769.17                 9.92
8.501 -9.000                       1           237,350.35                 0.16
                                 ---       --------------       --------------
Total:                           467       150,889,372.64               100.00
                                 ---       --------------       --------------

Min:   6.88
Max:   8.63
WAC:   7.76


                                                                     % by
                              Number of       Current              Current
Original                      Mortgage       Principal            Principal
Loan-to-Value Ratio             Loans         Balance              Balance
                                 ---       --------------       --------------
20.001 - 25.000                    1           300,000.00                 0.20
30.001 - 35.000                    3         1,221,780.67                 0.81
35.001 - 40.000                    7         1,730,001.13                 1.15
40.001 - 45.000                    6         1,757,365.43                 1.16
45.001 - 50.000                    8         3,220,414.74                 2.13
50.001 - 55.000                   13         4,389,683.75                 2.91
55.001 - 60.000                   22         7,121,385.24                 4.72
60.001 - 65.000                   34        10,466,058.67                 6.94
65.001 - 70.000                   49        17,244,886.55                11.43
70.001 - 75.000                   81        26,197,293.21                17.36
75.001 - 80.000                  195        64,190,648.18                42.54
80.001 - 85.000                    4         1,054,301.98                 0.70
85.001 - 90.000                   32         8,997,413.41                 5.96
90.001 - 95.000                   12         2,998,139.68                 1.99
                                 ---       --------------       --------------
Total:                           467       150,889,372.64               100.00
                                 ---       --------------       --------------

Minimum:   23.08
Maximum:   95.00
Weighted Average by Original Balance: 72.64
Weighted Average by Current Balaance: 72.65
% more than 80:   8.649
Count: more than 80 AND No PMI Coverage: 0.00
% more than 80 AND No PMI Coverage:   0.00

                                                                    % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Product Type                    Loans         Balance              Balance
                                 ---       --------------       --------------
Fixed - 30 Year                  466       150,645,816.72                99.84
Fixed - 25 Year                    1           243,555.92                 0.16
                                 ---       --------------       --------------
Total:                           467       150,889,372.64               100.00
                                 ---       --------------       --------------


                                                                     % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Property Type                   Loans         Balance              Balance
                                 ---       --------------       --------------
Single Family Detached           381       122,363,096.83                81.09
Planned Unit Developments         66        22,297,137.61                14.78
Condo                             15         4,407,517.21                 2.92
Two- to four-family units          5         1,821,620.99                 1.21
                                 ---       --------------       --------------
Total:                           467       150,889,372.64               100.00


                                                                    % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Loan Purpose                    Loans         Balance              Balance
                                 ---       --------------       --------------
Purchase                         208        67,957,767.81                45.04
Refinance - Rate Term            197        62,162,377.78                41.20
Refinance - Cashout               62        20,769,227.05                13.76
                                 ---       --------------       --------------
Total:                           467       150,889,372.64               100.00
                                 ---       --------------       --------------


                                                                    % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Occupancy                       Loans         Balance              Balance
                                 ---       --------------       --------------
Primary                          463       149,414,558.53                99.02
Second Home                        4         1,474,814.11                 0.98
                                 ---       --------------       --------------
Total:                           467       150,889,372.64               100.00
                                 ---       --------------       --------------


                                                                    % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Documentation Level             Loans         Balance              Balance
                                 ---       --------------       --------------
Full Doc -Asset and Income       262        87,234,538.16                57.81
Rapid Processing                 205        63,654,834.48                42.19
                                 ---       --------------       --------------
Total:                           467       150,889,372.64               100.00
                                 ---       --------------       --------------


                                                                     % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Top 10 States                   Loans         Balance              Balance
                                 ---       --------------       --------------
California-Northern              467       150,889,372.64               100.00
                                 ---       --------------       --------------
Total:                           467       150,889,372.64               100.00
                                 ---       --------------       --------------

--------------------------------------------------------------------------------
The information herein has been provided solely by the underwriter. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by the underwriter. This memorandum is based on or derived from information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

BAMS 1997-3                                           MORGAN STANLEY DEAN WITTER
N-CALIFORNIA                                                         467 RECORDS
                                                             BALANCE:150,889,373


                                                                     % by
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Top 10 Zipcodes                 Loans         Balance              Balance
                                 ---       --------------       --------------
94539                             14         5,110,109.20                 3.39
94070                             13         4,120,734.42                 2.73
94002                             12         4,039,810.55                 2.68
94526                             11         3,076,185.33                 2.04
94402                              7         2,557,234.97                 1.69
94114                              6         2,332,562.48                 1.55
94127                              6         2,326,772.80                 1.54
94022                              5         2,303,930.34                 1.53
94131                              8         2,299,153.77                 1.52
95120                              7         2,264,256.19                 1.50
Other                            378       120,458,622.59                79.83
                                 ---       --------------       --------------
Total:                           467       150,889,372.64               100.00
                                 ---       --------------       --------------


                                                                     % by
                              Number of       Current              Current
Remaining Term to             Mortgage       Principal            Principal
Stated Maturity                 Loans         Balance              Balance
                                 ---       --------------       --------------
289 - 300                          1           243,555.92                 0.16
301 - 312                         24         6,520,176.42                 4.32
313 - 324                          5         1,199,337.92                 0.79
349 - 360                        437       142,926,302.38                94.72
                                 ---       --------------       --------------
Total:                           467       150,889,372.64               100.00
                                 ---       --------------       --------------

Minimum:   296
Maximum:   360
Weighted Average:   355.8


                                                                     % by
                              Number of       Current              Current
Amortized Remaining Term      Mortgage       Principal            Principal
to Maturity                     Loans         Balance              Balance
                                 ---       --------------       --------------
253 - 264                          1           311,763.67                 0.21
289 - 300                          1           243,555.92                 0.16
301 - 312                         25         6,778,276.16                 4.49
313 - 324                          4           941,238.18                 0.62
325 - 336                          1           254,556.17                 0.17
337 - 348                          2           800,596.18                 0.53
349 - 360                        432       141,297,571.28                93.64
361 more than or equal to          1           261,815.08                 0.17
                                 ---       --------------       --------------
Total:                           467       150,889,372.64               100.00
                                 ---       --------------       --------------

Minimum:   255
Maximum:   360
Weighted Average:   355.4

--------------------------------------------------------------------------------
The information herein has been provided solely by the underwriter. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by the underwriter. This memorandum is based on or derived from information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

BAMS 1997-3                                           MORGAN STANLEY DEAN WITTER
S-CALIFORNIA                                                         385 RECORDS
                                                             BALANCE:126,059,737


                                                                   % by
                              Number of      Current             Current
                              Mortgage      Principal            Principal
Current Balance                 Loans         Balance             Balance
                                 ---       --------------       --------------
200,001 - 250,000                 78        18,575,808.29                14.74
250,001 - 300,000                124        34,108,815.99                27.06
300,001 - 350,000                 69        22,265,810.17                17.66
350,001 - 400,000                 45        16,866,879.09                13.38
400,001 - 450,000                 25        10,737,197.44                 8.52
450,001 - 500,000                 20         9,576,067.90                 7.60
500,001 - 550,000                  6         3,149,339.57                 2.50
550,001 - 600,000                 11         6,321,569.80                 5.01
600,001 - 650,000                  7         4,458,248.53                 3.54
                                 ---       --------------       --------------
Total:                           385       126,059,736.78               100.00
                                 ---       --------------       --------------

Min:       225,862.57
Max:       649,541.24
Average:   327,427.89


                                                                   % by
                              Number of      Current              Current
                              Mortgage      Principal            Principal
Current Coupon                  Loans         Balance             Balance
                                 ---       --------------       --------------
7.001 - 7.500                     95        32,037,765.12                25.41
7.501 - 8.000                    247        81,457,834.71                64.62
8.001 - 8.500                     42        12,333,510.33                 9.78
8.501 - 9.000                      1           230,626.62                 0.18
                                 ---       --------------       --------------
Total:                           385       126,059,736.78               100.00
                                 ---       --------------       --------------

Min:   7.13
Max:   8.63
WAC:   7.74


                                                                   % by
                              Number of      Current              Current
Original                      Mortgage      Principal            Principal
Loan-to-Value Ratio (%)         Loans         Balance             Balance
                                 ---       --------------       --------------
25.001 - 30.000                    1           249,645.94                 0.20
30.001 - 35.000                    2           775,460.67                 0.62
35.001 - 40.000                    4         1,461,139.03                 1.16
40.001 - 45.000                    5         1,461,647.48                 1.16
45.001 - 50.000                    7         2,084,010.63                 1.65
50.001 - 55.000                    6         2,225,215.89                 1.77
55.001 - 60.000                   15         4,118,450.57                 3.27
60.001 - 65.000                   22         7,865,003.24                 6.24
65.001 - 70.000                   25         8,211,122.98                 6.51
70.001 - 75.000                   64        22,745,468.43                18.04
75.001 - 80.000                  163        54,725,316.42                43.41
80.001 - 85.000                    7         1,973,920.25                 1.57
85.001 - 90.000                   54        15,616,710.55                12.39
90.001 - 95.000                   10         2,546,624.70                 2.02
                                 ---       --------------       --------------
Total:                           385       126,059,736.78               100.00
                                 ---       --------------       --------------

Minimum:   25.64
Maximum:   95.00
Weighted Average by Original Balance: 75.10
Weighted Average by Current Balance: 75.09
% more than 80:   15.974
Count: more than 80 AND No PMI Coverage: 0.00
% more than 80 AND No PMI Coverage:   0.00

                                                                   % by
                              Number of      Current              Current
                              Mortgage      Principal            Principal
Product Type                    Loans         Balance             Balance
                                 ---       --------------       --------------
Fixed - 30 Year                  385       126,059,736.78               100.00
                                 ---       --------------       --------------
Total:                           385       126,059,736.78               100.00
                                 ---       --------------       --------------


                                                                   % by
                              Number of      Current             Current
                              Mortgage      Principal            Principal
Property Type                   Loans         Balance             Balance
                                 ---       --------------       --------------
Single Family Detached           255        82,652,692.04                65.57
Planned Unit Developments        109        36,879,138.06                29.26
Condo                             17         5,157,860.34                 4.09
Two- to four-family units          4         1,370,046.34                 1.09
                                 ---       --------------       --------------
Total:                           385       126,059,736.78               100.00
                                 ---       --------------       --------------


                                                                   % by
                              Number of      Current              Current
                              Mortgage      Principal            Principal
Loan Purpose                    Loans         Balance             Balance
                                 ---       --------------       --------------
Purchase                         198        64,370,758.53                51.06
Refinance - Rate Term            155        51,513,175.90                40.86
Refinance - Cashout               32        10,175,802.35                 8.07
                                 ---       --------------       --------------
Total:                           385       126,059,736.78               100.00
                                 ---       --------------       --------------


                                                                   % by
                              Number of      Current              Current
                              Mortgage      Principal            Principal
Occupancy                       Loans         Balance             Balance
                                 ---       --------------       --------------
Primary                          380       124,538,441.41                98.79
Second Home                        3         1,025,835.70                 0.81
Investment                         2           495,459.67                 0.39
                                 ---       --------------       --------------
Total:                           385       126,059,736.78               100.00
                                 ---       --------------       --------------


                                                                   % by
                              Number of      Current             Current
                              Mortgage      Principal            Principal
Documentation Level             Loans         Balance             Balance
                                 ---       --------------       --------------
Full Doc - Asset and Income      213        71,742,348.87                56.91
Rapid Processing                 172        54,317,387.91                43.09
                                 ---       --------------       --------------
Total:                           385       126,059,736.78               100.00
                                 ---       --------------       --------------


                                                                   % by
                              Number of      Current             Current
                              Mortgage      Principal            Principal
Top 10 States                   Loans         Balance             Balance
                                 ---       --------------       --------------
California-Southern              385       126,059,736.78               100.00
                                 ---       --------------       --------------
Total:                           385       126,059,736.78               100.00
                                 ---       --------------       --------------

--------------------------------------------------------------------------------
The information herein has been provided solely by the underwriter. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by the underwriter. This memorandum is based on or derived from information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

BAMS 1997-3                                           MORGAN STANLEY DEAN WITTER
S-CALIFORNIA                                                         385 RECORDS
                                                             BALANCE:126,059,737


                                                                      % of
                              Number of        Current              Current
                              Mortgage        Principal            Principal
Top 10 Zipcodes                 Loans          Balance              Balance
                                 ---       --------------       --------------
90266                              8         3,199,639.62                 2.54
92653                              8         3,013,900.86                 2.39
91302                              7         2,622,290.00                 2.08
92064                              8         2,608,219.20                 2.07
92672                              7         2,381,344.11                 1.89
92677                              7         2,345,702.76                 1.86
90275                              6         2,281,988.35                 1.81
92037                              5         2,044,994.21                 1.62
92648                              5         2,009,933.54                 1.59
91301                              6         1,919,185.23                 1.52
Other                            318       101,632,538.90                80.62
                                 ---       --------------       --------------
Total:                           385       126,059,736.78               100.00
                                 ---       --------------       --------------


                                                                     % of
                              Number of        Current              Current
Remaining Term to             Mortgage        Principal            Principal
Stated Maturity                 Loans          Balance              Balance
                                 ---       --------------       --------------
301 - 312                         13         3,142,627.22                 2.49
313 - 324                          3           935,302.94                 0.74
349 - 360                        369       121,981,806.62                96.77
                                 ---       --------------       --------------
Total:                           385       126,059,736.78               100.00
                                 ---       --------------       --------------

Minimum:   302
Maximum:   360
Weighted Average:   356.9


                                                                    % of
                              Number of        Current             Current
Amortized Remaining Term      Mortgage        Principal           Principal
to Maturity                     Loans          Balance             Balance
                                 ---       --------------       --------------
109 - 120                          1           262,041.91                 0.21
301 - 312                         13         3,219,313.77                 2.55
313 - 324                          3           858,616.39                 0.68
325 - 336                          2           596,541.43                 0.47
337 - 348                          2           521,184.80                 0.41
349 - 360                        362       120,080,002.30                95.26
361 more than or equal to          2           522,036.18                 0.41
                                 ---       --------------       --------------
Total:                           385       126,059,736.78               100.00
                                 ---       --------------       --------------
Minimum:   108
Maximum:   360
Weighted Average:   356.2

--------------------------------------------------------------------------------
The information herein has been provided solely by the underwriter. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by the underwriter. This memorandum is based on or derived from information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

BAMS 1997-3                                           MORGAN STANLEY DEAN WITTER
ALL RECORDS                                                        1,240 RECORDS
                                                             BALANCE:400,805,100


                                                                    % of
                              Number of       Current             Current
                              Mortgage       Principal           Principal
Current Balance                 Loans         Balance             Balance
                                 ---       --------------      --------------
100,001 - 150,000                  1           108,393.00                 0.03
200,001 - 250,000                279        66,637,419.53                16.63
250,001 - 300,000                422       116,142,858.27                28.98
300,001 - 350,000                204        66,010,535.63                16.47
350,001 - 400,000                121        45,477,364.55                11.35
400,001 - 450,000                 77        32,853,759.09                 8.20
450,001 - 500,000                 58        27,762,877.62                 6.93
500,001 - 550,000                 23        12,216,593.15                 3.05
550,001 - 600,000                 29        16,682,080.49                 4.16
600,001 - 650,000                 23        14,643,529.63                 3.65
650,001 - 700,000                  1           663,543.03                 0.17
750,001 - 800,000                  1           791,361.24                 0.20
800,001 - 850,000                  1           814,785.20                 0.20
                               -----       --------------               ------
Total:                         1,240       400,805,100.43               100.00
                               -----       --------------               ------

Min:   108,393.00
Max:   814,785.20
Average:   323,229.92


                                                                    % of
                              Number of       Current             Current
                              Mortgage       Principal           Principal
Current Coupon                  Loans         Balance             Balance
                               -----       --------------       --------------
6.501 - 7.000                      3           888,206.88                 0.22
7.001 - 7.500                    285        94,493,535.94                23.58
7.501 - 8.000                    817       265,418,002.21                66.22
8.001 - 8.500                    133        39,537,378.43                 9.86
8.501 - 9.000                      2           467,976.97                 0.12
                               -----       --------------       --------------
Total:                         1,240       400,805,100.43               100.00
                               -----       --------------       --------------

Min:   6.88
Max:   8.63
WAC:   7.75


                                                                    % of
                              Number of       Current             Current
Original                      Mortgage       Principal           Principal
Loan-to-Value Ratio (%)         Loans         Balance             Balance
                               -----       --------------       --------------
20.001 - 25.000                    2           799,326.77                 0.20
25.001 - 30.000                    1           249,645.94                 0.06
30.001 - 35.000                    7         2,556,601.69                 0.64
35.001 - 40.000                   11         3,191,140.16                 0.80
40.001 - 45.000                   14         4,772,225.91                 1.19
45.001 - 50.000                   24         8,153,872.40                 2.03
50.001 - 55.000                   26         8,609,916.87                 2.15
55.001 - 60.000                   46        14,098,794.29                 3.52
60.001 - 65.000                   69        23,981,016.67                 5.98
65.001 - 70.000                  105        35,039,634.07                 8.74
70.001 - 75.000                  233        76,978,492.23                19.21
75.001 - 80.000                  502       166,591,540.39                41.56
80.001 - 85.000                   26         7,355,174.43                 1.84
85.001 - 90.000                  132        37,660,968.63                 9.40
90.001 - 95.000                   42        10,766,749.98                 2.69
                               -----       --------------       --------------
Total:                         1,240       400,805,100.43               100.00
                               -----       --------------       --------------

Minimum:   23.08
Maximum:   95.00
Weighted Average by Original Balance: 74.29
Weighted Average by Current Balance: 74.28
% more than 80:   13.918
Count: more than 80 AND No PMI Coverage: 0.00
% more than 80 AND No PMI Coverage:   0.00

                                                                    % of
                              Number of       Current             Current
                              Mortgage       Principal           Principal
Product Type                    Loans         Balance             Balance
                               -----       --------------      --------------
Fixed - 30 Year                1,236       399,420,543.62                99.65
Fixed - 25 Year                    2           724,060.36                 0.18
Fixed - 20 Year                    2           660,496.45                 0.16
                               -----       --------------       --------------
Total:                         1,240       400,805,100.43               100.00
                               -----       --------------       --------------


                                                                   % of
                              Number of       Current             Current
                              Mortgage       Principal           Principal
Property Type                   Loans         Balance             Balance
                               -----       --------------      --------------
Single Family Detached           919       297,232,208.16                74.16
Planned Unit Developments        264        86,077,775.35                21.48
Condo                             44        13,114,130.80                 3.27
Two- to four-family units         12         4,151,448.24                 1.04
Townhouse                          1           229,537.88                 0.06
                               -----       --------------       --------------
Total:                         1,240       400,805,100.43               100.00
                               -----       --------------       --------------


                                                                    % of
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Loan Purpose                    Loans         Balance              Balance
                               -----       --------------       --------------
Purchase                         629       203,610,529.92                50.80
Refinance - Rate Term            474       152,464,343.78                38.04
Refinance - Cashout              137        44,730,226.73                11.16
                               -----       --------------       --------------
Total:                         1,240       400,805,100.43               100.00
                               -----       --------------       --------------

--------------------------------------------------------------------------------
The information herein has been provided solely by the underwriter. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by the underwriter. This memorandum is based on or derived from information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

BAMS 1997-3                                           MORGAN STANLEY DEAN WITTER
ALL RECORDS                                                        1,240 RECORDS
                                                             BALANCE:400,805,100

                                                                    % of
                              Number of      Current               Current
                              Mortgage       Principal            Principal
Occupancy                       Loans         Balance              Balance
                               -----       --------------       --------------
Primary                        1,225       395,949,076.57                98.79
Second Home                       12         4,099,175.65                 1.02
Investment                         3           756,848.21                 0.19
                               -----       --------------       --------------
Total:                         1,240       400,805,100.43               100.00
                               -----       --------------       --------------


                                                                    % of
                              Number of      Current               Current
                              Mortgage       Principal            Principal
Documentation Level             Loans         Balance              Balance
                               -----       --------------       --------------
Full Doc -Asset and Income       696       231,707,492.54                57.81
Rapid Processing                 544       169,097,607.89                42.19
                               -----       --------------       --------------
Total:                         1,240       400,805,100.43               100.00
                               -----       --------------       --------------


                                                                    % of
                              Number of       Current              Current
                              Mortgage       Principal            Principal
Top 10 States                   Loans         Balance              Balance
                               -----       --------------       --------------
California-Northern              467       150,889,372.64                37.65
California-Southern              385       126,059,736.78                31.45
Massachusetts                     53        16,337,513.33                 4.08
Washington                        38        12,235,926.43                 3.05
Oregon                            30         9,752,561.57                 2.43
New Jersey                        27         8,021,624.75                 2.00
Arizona                           24         7,856,218.18                 1.96
Texas                             20         7,228,141.24                 1.80
Connecticut                       20         6,610,996.64                 1.65
Michigan                          20         5,482,925.66                 1.37
Other                            156        50,330,083.21                12.56
                               -----       --------------       --------------
Total:                         1,240       400,805,100.43               100.00
                               -----       --------------       --------------


                                                                    % of
                              Number of      Current               Current
                              Mortgage       Principal            Principal
Top 10 Zipcodes                 Loans         Balance              Balance
                               -----       --------------       --------------
94539                             14         5,110,109.20                 1.27
94070                             13         4,120,734.42                 1.03
94002                             12         4,039,810.55                 1.01
90266                              8         3,199,639.62                 0.80
94526                             11         3,076,185.33                 0.77
92653                              8         3,013,900.86                 0.75
91302                              7         2,622,290.00                 0.65
92064                              8         2,608,219.20                 0.65
94402                              7         2,557,234.97                 0.64
92672                              7         2,381,344.11                 0.59
Other                          1,145       368,075,632.17                91.83
                               -----       --------------       --------------
Total:                         1,240       400,805,100.43               100.00
                               -----       --------------       --------------

                                                                    % of
                              Number of       Current              Current
Remaining Term to             Mortgage       Principal            Principal
Stated Maturity                 Loans         Balance              Balance
                               -----       --------------       --------------
229 - 240                          2           660,496.45                 0.16
289 - 300                          2           724,060.36                 0.18
301 - 312                         37         9,662,803.64                 2.41
313 - 324                         10         2,616,469.05                 0.65
349 - 360                      1,189       387,141,270.93                96.59
                               -----       --------------       --------------
Total:                         1,240       400,805,100.43               100.00
                               -----       --------------       --------------

Minimum:   239
Maximum:   360
Weighted Average:   356.6


                                                                     % of
                              Number of       Current              Current
Amortized Remaining Term      Mortgage       Principal            Principal
to Maturity                     Loans         Balance              Balance
                               -----       --------------       --------------
109 - 120                          1           262,041.91                 0.07
229 - 240                          2           660,496.45                 0.16
253 - 264                          1           311,763.67                 0.08
265 - 276                          1           219,370.53                 0.05
289 - 300                          2           724,060.36                 0.18
301 - 312                         38         9,997,589.93                 2.49
313 - 324                          8         2,062,312.23                 0.51
325 - 336                          3           851,097.60                 0.21
337 - 348                          7         2,778,347.72                 0.69
349 - 360                      1,173       381,895,892.18                95.28
361 more than or equal to          4         1,042,127.85                 0.26
                               -----       --------------       --------------
Total:                         1,240       400,805,100.43               100.00
                               -----       --------------       --------------

Minimum:   108
Maximum:   360
Weighted Average:   356.2

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The information herein has been provided solely by the underwriter. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by the
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in this analysis which have resulted in any returns detailed herein. No
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